Goodwill	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

5. Goodwill

The Company tests goodwill and indefinite-lived intangible assets for impairment annually and whenever events or circumstances arise that indicate an impairment may exist.

The Company recorded $6,760,222 of goodwill impairment for the year ended December 31, 2019 due to a sustained decrease in market price per share of the Company’s common stock. At December 31, 2019, the market price per share of the Company’s common stock declined to $1.29, and as such, the Company tested for an impairment and concluded that its goodwill should be reduced as result of the decline in the market price per share and fair value of the reporting unit.

The Company determined there were no indicators that would lead to a test for impairment during the year ended December 31, 2020. Goodwill was $6,326,250 at December 31, 2020 and December 31, 2019.